Statistical Supplement

Fourth Quarter 2024

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
DAC and Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards ..............................................................................................................................................................................	19
Account Balance Roll Forwards:

Annuities ...
20-21
Life Insurance ...	22
Retirement Plan Services ...	23
Investment Information
Fixed-Income Asset Class ...	24
Fixed-Income Credit Quality ...	25
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
26-29

Lincoln Financial
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 26.

In the third quarter of 2024, we revised our definition of adjusted income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The twelve month period ended December 31, 2023, has been recast for such third quarter 2024 revisions to conform to the current period presentation.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations.

• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;

(continued on following page)

Lincoln Financial
Notes

Non-GAAP Performance Measures, Continued

(continued from the previous page)

• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedge instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”).
Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 2 for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated February 6, 2025, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of February 6, 2025
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Revenues
Insurance premiums	$(1,086)	$1,601	$1,625	$1,614	$1,586	246.0%	$3,672	$6,425	75.0%
Fee income	1,361	1,324	1,339	1,352	1,387	1.9%	5,467	5,402	-1.2%
Net investment income	1,411	1,346	1,332	1,411	1,435	1.7%	5,879	5,525	-6.0%
Realized gain (loss)	(1,245)	(434)	663	(431)	470	137.8%	(4,311)	269	106.2%
Other revenues	259	279	194	165	185	-28.6%	938	821	-12.5%
Total revenues	700	4,116	5,153	4,111	5,063	NM	11,645	18,442	58.4%

Expenses
Benefits	(497)	2,003	2,008	1,937	1,970	NM	6,138	7,918	29.0%
Interest credited	824	822	853	880	888	7.8%	3,248	3,443	6.0%
Market risk benefit (gain) loss	568	(1,907)	(136)	657	(1,291)	NM	(2,264)	(2,677)	-18.2%
Policyholder liability remeasurement (gain) loss	(84)	(12)	(105)	(50)	(23)	72.6%	(152)	(190)	-25.0%
Commissions and other expenses	1,421	1,601	1,351	1,304	1,336	-6.0%	5,492	5,590	1.8%
Interest and debt expense	81	81	86	86	83	2.5%	331	336	1.5%
Total expenses	2,313	2,588	4,057	4,814	2,963	28.1%	12,793	14,420	12.7%
Income (loss) before taxes	(1,613)	1,528	1,096	(703)	2,100	230.2%	(1,148)	4,022	NM
Federal income tax expense (benefit)	(378)	306	201	(175)	414	209.5%	(396)	747	288.6%
Net income (loss)	(1,235)	1,222	895	(528)	1,686	236.5%	(752)	3,275	NM
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(82)	(91)	-11.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	3	—	—	—	NM	(1)	3	NM
Net income (loss) available to common
stockholders – diluted	$(1,246)	$1,191	$884	$(562)	$1,675	234.4%	$(835)	$3,187	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(7.35)	$6.93	$5.11	$(3.29)	$9.63	231.0%	$(4.92)	$18.41	NM

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$69,657	$68,533	$67,313	$70,234	$66,450	-4.6%
U.S. government bonds	393	391	389	398	391	-0.5%
State and municipal bonds	2,790	2,743	2,564	2,567	2,371	-15.0%
Foreign government bonds	283	263	260	252	237	-16.3%
Residential mortgage-backed securities	1,773	1,760	1,795	1,882	1,863	5.1%
Commercial mortgage-backed securities	1,424	1,484	1,542	1,643	1,665	16.9%
Asset-backed securities	12,171	12,349	13,072	13,444	13,880	14.0%
Hybrid and redeemable preferred securities	247	241	239	262	254	2.8%
Total fixed maturity AFS securities, net of allowance for credit losses	88,738	87,764	87,174	90,682	87,111	-1.8%
Trading securities	2,359	2,227	2,201	2,206	2,025	-14.2%
Equity securities	306	319	295	293	294	-3.9%
Mortgage loans on real estate, net of allowance for credit losses	18,963	19,266	20,152	20,856	21,083	11.2%
Policy loans	2,476	2,476	2,513	2,510	2,476	0.0%
Derivative investments	6,474	8,394	8,608	9,522	9,677	49.5%
Other investments	5,015	5,256	5,652	5,743	6,588	31.4%
Total investments	124,331	125,702	126,595	131,812	129,254	4.0%
Cash and invested cash	3,365	4,122	5,475	6,013	5,801	72.4%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,397	12,405	12,435	12,475	12,537	1.1%
Reinsurance recoverables, net of allowance for credit losses	29,843	29,461	29,126	29,233	28,750	-3.7%
Deposit assets, net of allowance for credit losses	29,247	29,355	30,330	30,938	30,776	5.2%
Market risk benefit assets	3,894	4,878	4,754	4,565	4,860	24.8%
Accrued investment income	1,082	1,127	1,135	1,160	1,108	2.4%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	8,853	8,962	8,340	8,017	8,163	-7.8%
Separate account assets	158,257	166,225	165,199	171,483	168,438	6.4%
Total assets	$372,413	$383,381	$384,533	$396,840	$390,831	4.9%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$120,737	$122,300	$124,113	$125,968	$126,197	4.5%
Future contract benefits	39,864	38,848	38,560	41,169	39,807	-0.1%
Funds withheld reinsurance liabilities	17,641	17,486	17,044	17,595	16,907	-4.2%
Market risk benefit liabilities	1,716	1,266	1,275	1,272	1,046	-39.0%
Deferred front-end loads	5,901	6,099	6,306	6,517	6,730	14.0%
Payables for collateral on investments	8,105	10,117	11,114	10,570	10,020	23.6%
Short-term debt	250	503	450	300	300	20.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	867	867	867	867	868	0.1%
Financial	4,832	4,859	4,849	5,030	4,988	3.2%
Other liabilities	7,350	7,265	6,807	7,056	7,261	-1.2%
Separate account liabilities	158,257	166,225	165,199	171,483	168,438	6.4%
Total liabilities	365,520	375,835	376,584	387,827	382,562	4.7%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,605	4,624	4,641	4,660	4,674	1.5%
Retained earnings	4,778	5,887	6,691	6,049	7,645	60.0%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(4,813)	(4,940)	(5,253)	(3,565)	(5,601)	-16.4%
Market risk benefit non-performance risk gain (loss)	1,070	606	409	781	146	-86.4%
Policyholder liability discount rate remeasurement gain (loss)	587	703	795	422	744	26.7%
Foreign currency translation adjustment	(26)	(27)	(27)	(18)	(29)	-11.5%
Funded status of employee benefit plans	(294)	(293)	(293)	(302)	(296)	-0.7%
Total accumulated other comprehensive income (loss)	(3,476)	(3,951)	(4,369)	(2,682)	(5,036)	-44.9%
Total stockholders’ equity	6,893	7,546	7,949	9,013	8,269	20.0%
Total liabilities and stockholders’ equity	$372,413	$383,381	$384,533	$396,840	$390,831	4.9%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Income (Loss)
Net income (loss)	$(1,235)	$1,222	$895	$(528)	$1,686	236.5%	$(752)	$3,275	NM
Pre-tax adjusted income (loss) from operations (1)	282	291	389	461	400	41.8%	1,056	1,541	45.9%
After-tax adjusted income (loss) from operations (1)(2)	263	244	335	392	343	30.4%	990	1,315	32.8%
Adjusted operating tax rate (1)	7.0%	16.1%	13.7%	15.0%	14.1%		6.3%	14.7%
Adjusted income (loss) from operations available to
common stockholders (1)	252	210	324	358	332	31.7%	908	1,224	34.8%

ROE
Net income (loss) ROE	-97.9%	67.7%	46.2%	-24.9%	78.1%		-13.8%	40.8%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE (1)	10.0%	8.4%	11.9%	13.0%	11.5%		9.1%	11.3%
Adjusted income (loss) from operations ROE (1)	9.2%	7.6%	11.4%	12.1%	10.9%		8.3%	10.5%

Per Common Share
Net income (loss) (diluted)	$(7.35)	$6.93	$5.11	$(3.29)	$9.63	231.0%	$(4.92)	$18.41	NM
Adjusted income (loss) from operations (diluted) (1)(3)	1.47	1.22	1.87	2.06	1.91	29.9%	5.32	7.07	32.9%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.80	1.80	0.0%

Book Value Per Common Share
Book value per share	$34.81	$38.46	$40.78	$46.97	$42.60	22.4%	$34.81	$42.60	22.4%
Book value per share, excluding AOCI (4)	55.30	61.63	66.37	62.67	72.06	30.3%	55.30	72.06	30.3%
Adjusted book value per share (4)	64.97	65.01	68.51	70.04	72.34	11.3%	64.97	72.34	11.3%

Common Shares
End-of-period – basic	169.7	170.5	170.7	170.9	171.0	0.8%	169.7	171.0	0.8%
Average for the period – basic	169.7	170.0	170.6	170.8	170.9	0.7%	169.6	170.6	0.6%
End-of-period – diluted (1)	171.3	172.4	173.4	173.6	174.1	1.6%	171.3	174.1	1.6%
Average for the period – diluted (1)	171.1	171.8	172.9	173.6	174.0	1.7%	170.7	173.1	1.4%

(1) The twelve month period ended December 31, 2023, has been recast to conform to the current period presentation. See page 1 for further information.
(2) See reconciliation to net income (loss) on page 26.
(3) See reconciliation to earnings (loss) per common share – diluted on page 28.
(4) See reconciliation to stockholders’ equity and book value per common share on page 29.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Cash Returned to Common Stockholders – Common Dividends	$76	$76	$77	$77	$77	1.3%	$305	$306	0.3%

Cash Returned to Preferred Stockholders – Preferred Dividends	$11	$34	$11	$34	$11	0.0%	$82	$91	11.0%

Leverage Ratio
Short-term debt (1)	$250	$503	$450	$300	$300	20.0%
Long-term debt	5,699	5,726	5,716	5,897	5,856	2.8%
Total debt (2)	5,949	6,229	6,166	6,197	6,156	3.5%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	6,935	7,215	7,152	7,183	7,142	3.0%
Less:
Operating debt (3)	867	867	867	867	868	0.1%
Pre-funding of upcoming debt maturities	—	300	300	300	300	NM
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	154	133	123	153	111	-27.9%
Total numerator	$5,119	$5,120	$5,067	$5,068	$5,068	-1.0%
Adjusted stockholders’ equity (4)	$11,023	$11,087	$11,698	$11,967	$12,367	12.2%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,119	5,120	5,067	5,068	5,068	-1.0%
Total denominator	$16,937	$17,002	$17,560	$17,830	$18,230	7.6%

Leverage ratio	30.2%	30.1%	28.9%	28.4%	27.8%

Holding Company Available Liquidity (5)	$458	$766	$763	$759	$763	66.6%

(1) As of December 31, 2024, consists of $300 million principal amount of our 3.35% Senior Notes due March 9, 2025.
(2) Excludes obligations under finance leases and certain financing arrangements of $521 million that are reported in other liabilities on our Consolidated Balance Sheets.
(3) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(4) See reconciliation to stockholders’ equity on page 29.
(5) Includes pre-funding of upcoming debt maturities.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Annuities
Operating revenues	$(525)	$1,269	$1,209	$1,195	$1,223	NM	$3,002	$4,896	63.1%
Deposits	4,359	2,849	3,823	3,383	3,692	-15.3%	12,820	13,748	7.2%
Net flows	285	(1,993)	(954)	(1,637)	(1,891)	NM	(2,034)	(6,475)	NM
Average account balances, net of reinsurance	147,419	155,291	158,370	161,680	165,424	12.2%	148,206	160,032	8.0%
Alternative investment income (1)	4	2	1	4	4	0.0%	17	12	-29.4%

Life Insurance
Operating revenues	$1,667	$1,541	$1,511	$1,589	$1,608	-3.5%	$6,907	$6,248	-9.5%
Deposits	1,458	1,208	1,230	1,262	1,402	-3.8%	5,385	5,102	-5.3%
Net flows	1,013	741	751	738	930	-8.2%	3,618	3,161	-12.6%
Average account balances, net of reinsurance	45,608	42,280	43,230	44,055	44,746	-1.9%	48,722	43,578	-10.6%
Average in-force face amount	1,087,535	1,087,405	1,085,383	1,083,176	1,080,074	-0.7%	1,082,549	1,084,010	0.1%
Alternative investment income (1)	49	74	32	92	96	95.9%	207	294	42.0%

Group Protection
Operating revenues	$1,387	$1,425	$1,441	$1,432	$1,418	2.2%	$5,563	$5,717	2.8%
Insurance premiums	1,250	1,285	1,298	1,288	1,274	1.9%	5,014	5,145	2.6%
Alternative investment income (1)	2	1	1	1	2	0.0%	9	5	-44.4%

Retirement Plan Services
Operating revenues	$322	$322	$327	$335	$337	4.7%	$1,310	$1,321	0.8%
Deposits	2,972	3,802	3,282	4,180	3,473	16.9%	11,778	14,738	25.1%
Net flows	(332)	391	(197)	651	(732)	NM	132	112	-15.2%
Average account balances	96,045	103,240	106,374	110,550	113,711	18.4%	94,520	108,259	14.5%
Alternative investment income (1)	3	1	1	2	2	-33.3%	10	6	-40.0%

Consolidated
Adjusted operating revenues (2)	$1,967	$4,584	$4,527	$4,603	$4,628	135.3%	$16,027	$18,342	14.4%
Deposits	8,789	7,859	8,335	8,825	8,567	-2.5%	29,983	33,588	12.0%
Net flows	959	(861)	(400)	(248)	(1,693)	NM	1,716	(3,202)	NM
Average account balances, net of reinsurance	289,072	300,811	307,974	316,285	323,881	12.0%	291,448	311,869	7.0%
Alternative investment income (1)	58	78	36	100	105	81.0%	243	319	31.3%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 27.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Sales
Annuities:
RILA	$986	$942	$1,096	$1,203	$1,285	30.3%	$4,325	$4,526	4.6%
Other variable without GLBs	362	388	420	472	601	66.0%	1,317	1,882	42.9%
Other variable with GLBs	579	546	634	691	1,243	114.7%	2,048	3,114	52.1%
Total variable	1,927	1,876	2,150	2,366	3,129	62.4%	7,690	9,522	23.8%
Fixed	2,438	971	1,667	1,009	560	-77.0%	5,150	4,205	-18.3%
Total Annuities	$4,365	$2,847	$3,817	$3,375	$3,689	-15.5%	$12,840	$13,727	6.9%

Life Insurance:
IUL/UL	$34	$18	$25	$32	$26	-23.5%	$119	$100	-16.0%
MoneyGuard®	27	24	34	35	35	29.6%	98	128	30.6%
VUL	38	23	19	22	21	-44.7%	132	85	-35.6%
Term	21	19	18	15	13	-38.1%	100	66	-34.0%
Executive Benefits	24	7	9	18	24	0.0%	93	59	-36.6%
Total Life Insurance	$144	$91	$105	$122	$119	-17.4%	$542	$438	-19.2%

Group Protection:
Life	$167	$85	$81	$42	$184	10.2%	$333	$392	17.7%
Disability	204	51	74	36	253	24.0%	311	414	33.1%
Dental	27	8	6	6	30	11.1%	49	50	2.0%
Total Group Protection	$398	$144	$161	$84	$467	17.3%	$693	$856	23.5%
Percent employee-paid	33.8%	70.4%	50.0%	52.8%	34.3%		45.0%	45.2%

Retirement Plan Services:
First-year sales	$874	$1,127	$821	$1,652	$1,273	45.7%	$2,893	$4,873	68.4%
Recurring deposits	2,098	2,675	2,461	2,528	2,200	4.9%	8,885	9,865	11.0%
Total Retirement Plan Services	$2,972	$3,802	$3,282	$4,180	$3,473	16.9%	$11,778	$14,738	25.1%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Operating Revenues
Annuities	$(525)	$1,269	$1,209	$1,195	$1,223	NM	$3,002	$4,896	63.1%
Life Insurance	1,667	1,541	1,511	1,589	1,608	-3.5%	6,907	6,248	-9.5%
Group Protection	1,387	1,425	1,441	1,432	1,418	2.2%	5,563	5,717	2.8%
Retirement Plan Services	322	322	327	335	337	4.7%	1,310	1,321	0.8%
Other Operations	(884)	27	39	52	42	104.8%	(755)	160	121.2%
Total adjusted operating revenues	$1,967	$4,584	$4,527	$4,603	$4,628	135.3%	$16,027	$18,342	14.4%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$131	$134	$112	$103	$112	-14.5%	$528	$462	-12.5%
Life Insurance	143	130	125	126	129	-9.8%	551	510	-7.4%
Group Protection	191	187	193	195	195	2.1%	764	770	0.8%
Retirement Plan Services	84	81	80	81	82	-2.4%	325	324	-0.3%
Other Operations (1)	79	57	64	67	70	-11.4%	258	257	-0.4%
Total (1)	$628	$589	$574	$572	$588	-6.4%	$2,426	$2,323	-4.2%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	NM	10.6%	9.3%	8.6%	9.2%		17.6%	9.4%
Life Insurance	8.6%	8.5%	8.3%	7.9%	8.0%		8.0%	8.2%
Group Protection	13.8%	13.1%	13.4%	13.6%	13.8%		13.7%	13.5%
Retirement Plan Services	26.1%	25.3%	24.4%	24.3%	24.3%		24.8%	24.6%
Total (1)	31.9%	12.8%	12.7%	12.4%	12.7%		15.1%	12.7%

(1) The twelve month period ended December 31, 2023, has been recast to conform to the current period presentation. See page 1 for further information.

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses (1)	$686	$640	$638	$632	$650	-5.2%	$2,644	$2,561	-3.1%
Commissions	651	639	561	546	575	-11.7%	2,485	2,321	-6.6%
Taxes, licenses and fees (1)	81	92	76	80	75	-7.4%	342	323	-5.6%
Interest and debt expense	81	81	86	86	83	2.5%	331	336	1.5%
Expenses associated with reserve financing
and letters of credit	29	30	28	32	36	24.1%	114	125	9.6%
Total adjusted operating commissions and
other expenses incurred (1)	1,528	1,482	1,389	1,376	1,419	-7.1%	5,916	5,666	-4.2%

Less Amounts Capitalized
General and administrative expenses	(58)	(51)	(64)	(60)	(62)	-6.9%	(218)	(238)	-9.2%
Commissions	(259)	(205)	(224)	(236)	(263)	-1.5%	(964)	(927)	3.8%
Taxes, licenses and fees	(8)	(9)	(7)	(8)	(7)	12.5%	(33)	(31)	6.1%
Total amounts capitalized	(325)	(265)	(295)	(304)	(332)	-2.2%	(1,215)	(1,196)	1.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization (1)	1,203	1,217	1,094	1,072	1,087	-9.6%	4,701	4,470	-4.9%

Amortization
Amortization of DAC, VOBA and other intangibles (2)	271	271	274	299	302	11.4%	1,077	1,146	6.4%
Total operating commissions and
other expenses (1)(2)	$1,474	$1,488	$1,368	$1,371	$1,389	-5.8%	$5,778	$5,616	-2.8%

(1) The twelve month period ended December 31, 2023, has been recast to conform to the current period presentation. See page 1 for further information.
(2) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums (1)	$(1,700)	$26	$34	$38	$29	101.7%	$(1,584)	$127	108.0%
Fee income (2)	552	580	587	601	612	10.9%	2,196	2,381	8.4%
Net investment income	425	420	435	442	462	8.7%	1,734	1,759	1.4%
Other revenues	198	243	153	114	120	-39.4%	656	629	-4.1%
Total operating revenues	(525)	1,269	1,209	1,195	1,223	NM	3,002	4,896	63.1%
Operating expenses:
Benefits (1)	(1,683)	27	38	38	40	102.4%	(1,506)	143	109.5%
Interest credited	338	354	377	399	407	20.4%	1,252	1,536	22.7%
Policyholder liability remeasurement (gain) loss	(15)	—	2	—	—	100.0%	2	2	0.0%
Commissions incurred	252	254	269	285	307	21.8%	971	1,115	14.8%
Other expenses incurred	265	309	180	136	157	-40.8%	1,050	780	-25.7%
Amounts capitalized	(110)	(98)	(115)	(129)	(155)	-40.9%	(411)	(498)	-21.2%
Amortization	107	106	107	107	108	0.9%	431	430	-0.2%
Total operating expenses	(846)	952	858	836	864	202.1%	1,789	3,508	96.1%
Income (loss) from operations before taxes	321	317	351	359	359	11.8%	1,213	1,388	14.4%
Federal income tax expense (benefit)	42	58	54	58	56	33.3%	140	228	62.9%
Income (loss) from operations	$279	$259	$297	$301	$303	8.6%	$1,073	$1,160	8.1%

Effective Federal Income Tax Rate	12.9%	18.5%	15.4%	16.3%	15.7%		11.5%	16.4%

Return on Average Account Balances, Net of
Reinsurance (bps)	76	67	75	74	73	(3)	72	72	—

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$27,533	$30,100	$31,633	$33,245	$34,310	24.6%	$27,533	$34,310	24.6%
Other variable account balances without GLBs	45,499	47,657	47,321	48,899	48,193	5.9%	45,499	48,193	5.9%
Other variable account balances with GLBs	69,458	71,822	70,664	72,664	70,756	1.9%	69,458	70,756	1.9%
Fixed account balances	10,336	10,214	10,251	10,349	10,352	0.2%	10,336	10,352	0.2%
Total account balances	$152,826	$159,793	$159,869	$165,157	$163,611	7.1%	$152,826	$163,611	7.1%
Percent variable account balances with GLBs	45.4%	44.9%	44.2%	44.0%	43.2%		45.4%	43.2%

Fee Income, Gross of Hedge Allowance	$752	$780	$787	$802	$811	7.8%	$3,005	$3,180	5.8%
Net Investment Income, Net of Reinsurance (3)	385	390	403	412	438	13.8%	1,568	1,643	4.8%
Interest Credited, Net of Reinsurance (3)	255	245	254	270	282	10.6%	996	1,050	5.4%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.
(2) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(3) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$295	$288	$293	$286	$283	-4.1%	$1,162	$1,149	-1.1%
Fee income	741	672	677	672	694	-6.3%	3,010	2,715	-9.8%
Net investment income	629	581	533	597	593	-5.7%	2,712	2,303	-15.1%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(6)	(6)	0.0%
Other revenues (1)	4	2	10	36	40	NM	29	87	200.0%
Total operating revenues	1,667	1,541	1,511	1,589	1,608	-3.5%	6,907	6,248	-9.5%
Operating expenses:
Benefits	1,083	928	948	895	961	-11.3%	4,436	3,730	-15.9%
Interest credited	312	294	299	302	300	-3.8%	1,290	1,194	-7.4%
Policyholder liability remeasurement (gain) loss	(37)	59	16	42	45	221.6%	147	163	10.9%
Commissions incurred	150	113	113	120	115	-23.3%	571	461	-19.3%
Other expenses incurred	223	204	193	198	198	-11.2%	869	794	-8.6%
Amounts capitalized	(175)	(133)	(133)	(140)	(137)	21.7%	(671)	(543)	19.1%
Amortization of DAC and VOBA	125	126	126	127	128	2.4%	496	507	2.2%
Amortization of deferred loss on business
sold through reinsurance (1)	—	—	—	24	24	NM	—	47	NM
Total operating expenses	1,681	1,591	1,562	1,568	1,634	-2.8%	7,138	6,353	-11.0%
Income (loss) from operations before taxes	(14)	(50)	(51)	21	(26)	-85.7%	(231)	(105)	54.5%
Federal income tax expense (benefit)	(8)	(15)	(16)	(1)	(11)	-37.5%	(72)	(42)	41.7%
Income (loss) from operations	$(6)	$(35)	$(35)	$22	$(15)	NM	$(159)	$(63)	60.4%

Effective Federal Income Tax Rate	59.7%	29.7%	31.2%	NM	41.2%		31.1%	40.0%

Average Account Balances, Net of Reinsurance	$45,608	$42,280	$43,230	$44,055	$44,746	-1.9%	$48,722	$43,578	-10.6%

In-Force Face Amount
UL and other	$365,938	$365,507	$365,030	$364,766	$363,950	-0.5%	$365,938	$363,950	-0.5%
Term insurance	722,620	720,745	719,485	717,071	714,362	-1.1%	722,620	714,362	-1.1%
Total in-force face amount	$1,088,558	$1,086,252	$1,084,515	$1,081,837	$1,078,312	-0.9%	$1,088,558	$1,078,312	-0.9%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,250	$1,285	$1,298	$1,288	$1,274	1.9%	$5,014	$5,145	2.6%
Net investment income	85	85	88	87	87	2.4%	339	348	2.7%
Other revenues	52	55	55	57	57	9.6%	210	224	6.7%
Total operating revenues	1,387	1,425	1,441	1,432	1,418	2.2%	5,563	5,717	2.8%
Operating expenses:
Benefits	984	1,030	1,032	1,007	970	-1.4%	4,020	4,039	0.5%
Interest credited	1	1	1	1	3	200.0%	5	6	20.0%
Policyholder liability remeasurement (gain) loss	(28)	(67)	(124)	(88)	(68)	NM	(288)	(347)	-20.5%
Commissions incurred	119	109	113	114	125	5.0%	446	462	3.6%
Other expenses incurred	246	246	260	255	249	1.2%	982	1,011	3.0%
Amounts capitalized	(34)	(29)	(42)	(30)	(34)	0.0%	(113)	(135)	-19.5%
Amortization	34	34	36	36	37	8.8%	132	143	8.3%
Total operating expenses	1,322	1,324	1,276	1,295	1,282	-3.0%	5,184	5,179	-0.1%
Income (loss) from operations before taxes	65	101	165	137	136	109.2%	379	538	42.0%
Federal income tax expense (benefit)	13	21	35	28	29	123.1%	80	113	41.3%
Income (loss) from operations	$52	$80	$130	$109	$107	105.8%	$299	$425	42.1%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	4.1%	6.2%	10.0%	8.4%	8.4%		6.0%	8.3%

Loss Ratios by Product Line
Life	67.2%	76.1%	75.6%	68.1%	64.7%		74.0%	71.1%
Disability	83.1%	74.2%	65.9%	73.2%	75.0%		74.8%	72.1%
Dental	75.4%	76.5%	78.9%	79.0%	73.3%		76.1%	77.0%
Total	76.6%	75.0%	70.1%	71.4%	71.0%		74.5%	71.9%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$67	$70	$72	$74	$76	13.4%	$262	$292	11.5%
Net investment income	248	244	247	253	253	2.0%	1,012	997	-1.5%
Other revenues	7	8	8	8	8	14.3%	36	32	-11.1%
Total operating revenues	322	322	327	335	337	4.7%	1,310	1,321	0.8%
Operating expenses:
Interest credited	164	166	168	170	172	4.9%	665	675	1.5%
Commissions incurred	22	23	26	28	27	22.7%	87	103	18.4%
Other expenses incurred	93	92	87	88	90	-3.2%	360	359	-0.3%
Amounts capitalized	(6)	(5)	(5)	(5)	(6)	0.0%	(21)	(21)	0.0%
Amortization	5	5	5	5	5	0.0%	18	19	5.6%
Total operating expenses	278	281	281	286	288	3.6%	1,109	1,135	2.3%
Income (loss) from operations before taxes	44	41	46	49	49	11.4%	201	186	-7.5%
Federal income tax expense (benefit)	6	5	6	5	6	0.0%	30	23	-23.3%
Income (loss) from operations	$38	$36	$40	$44	$43	13.2%	$171	$163	-4.7%

Effective Federal Income Tax Rate	13.2%	12.9%	13.2%	10.0%	13.5%		14.7%	12.4%

Return on Average Account Balances (bps)	16	14	15	16	15	(1)	18	15	(3)

Net Flows by Market
Small Market	$115	$(32)	$43	$11	$(34)	NM	$382	$(11)	NM
Mid - Large Market	78	847	206	1,069	(178)	NM	1,279	1,944	52.0%
Multi-Fund® and Other	(525)	(424)	(446)	(429)	(520)	1.0%	(1,529)	(1,821)	-19.1%

Net Flows – Trailing Twelve Months	$132	$(12)	$(410)	$513	$112	-15.2%	$132	$112	-15.2%

Base Spreads, Excluding Variable
Investment Income (1)	1.09%	1.02%	1.03%	1.05%	1.01%	(8)	1.13%	1.03%	(10)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23 (1)	12/31/24	Change
Other Operations
Operating revenues:
Insurance premiums (2)	$(930)	$2	$1	$1	$—	100.0%	$(921)	$4	100.4%
Net investment income	37	16	27	34	33	-10.8%	148	110	-25.7%
Other revenues	9	9	11	17	9	0.0%	18	46	155.6%
Total operating revenues	(884)	27	39	52	42	104.8%	(755)	160	121.2%
Operating expenses:
Benefits (2)	(918)	6	4	(3)	2	100.2%	(863)	12	101.4%
Interest credited	9	9	8	8	7	-22.2%	36	32	-11.1%
Policyholder liability remeasurement (gain) loss	—	(1)	1	—	—	NM	(3)	—	100.0%
Other expenses incurred	77	51	62	66	68	-11.7%	250	246	-1.6%
Interest and debt expense	81	81	86	86	83	2.5%	331	336	1.5%
Total operating expenses	(751)	146	161	157	160	121.3%	(249)	626	NM
Income (loss) from operations before taxes	(133)	(119)	(122)	(105)	(118)	11.3%	(506)	(466)	7.9%
Federal income tax expense (benefit)	(33)	(23)	(25)	(21)	(23)	30.3%	(112)	(96)	14.3%
Income (loss) from operations	$(100)	$(96)	$(97)	$(84)	$(95)	5.0%	$(394)	$(370)	6.1%

(1) The twelve month period ended December 31, 2023, has been recast to conform to the current period presentation. See page 1 for further information.
(2) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.

Lincoln Financial
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,341	$12,397	$12,405	$12,435	$12,475	1.1%	$12,235	$12,397	1.3%
Business acquired (sold) through reinsurance	(11)	—	—	—	—	100.0%	(11)	—	100.0%
Deferrals	333	274	299	309	334	0.3%	1,232	1,216	-1.3%
Operating amortization	(266)	(266)	(269)	(269)	(272)	-2.3%	(1,059)	(1,076)	-1.6%
Balance as of end-of-period	$12,397	$12,405	$12,435	$12,475	$12,537	1.1%	$12,397	$12,537	1.1%

DFEL
Balance as of beginning-of-period	$5,695	$5,901	$6,099	$6,306	$6,517	14.4%	$5,091	$5,901	15.9%
Deferrals	281	272	284	289	295	5.0%	1,098	1,140	3.8%
Operating amortization	(75)	(74)	(77)	(78)	(82)	-9.3%	(288)	(311)	-8.0%
Balance as of end-of-period	$5,901	$6,099	$6,306	$6,517	$6,730	14.0%	$5,901	$6,730	14.0%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,132	$4,981	$4,842	$4,707	$4,588	-10.6%	$5,132	$4,588	-10.6%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$106,957	$114,963	$119,485	$117,990	$121,568	13.7%	$107,627	$114,963	6.8%
Gross deposits	941	934	1,054	1,163	1,844	96.0%	3,365	4,996	48.5%
Full surrenders and deaths	(1,714)	(2,142)	(2,303)	(2,382)	(2,185)	-27.5%	(6,343)	(9,013)	-42.1%
Other contract benefits	(1,147)	(1,133)	(1,130)	(1,172)	(1,503)	-31.0%	(4,102)	(4,937)	-20.4%
Net flows	(1,920)	(2,341)	(2,379)	(2,391)	(1,844)	4.0%	(7,080)	(8,954)	-26.5%
Policyholder assessments	(624)	(644)	(650)	(666)	(666)	-6.7%	(2,504)	(2,627)	-4.9%
Change in market value and reinvestment	10,550	7,507	1,534	6,635	(104)	NM	16,920	15,572	-8.0%
Balance as of end-of-period, gross	114,963	119,485	117,990	121,568	118,954	3.5%	114,963	118,954	3.5%
Account balances reinsured	(6)	(6)	(5)	(5)	(5)	16.7%	(6)	(5)	16.7%
Balance as of end-of-period, net	$114,957	$119,479	$117,985	$121,563	$118,949	3.5%	$114,957	$118,949	3.5%

RILA
Balance as of beginning-of-period	$25,006	$27,533	$30,100	$31,633	$33,245	32.9%	$20,130	$27,533	36.8%
Gross deposits	986	942	1,096	1,203	1,285	30.3%	4,325	4,526	4.6%
Full surrenders and deaths	(103)	(115)	(138)	(326)	(671)	NM	(351)	(1,250)	NM
Other contract benefits	(45)	(42)	(14)	(18)	(120)	NM	(123)	(195)	-58.5%
Net flows	838	785	944	859	494	-41.1%	3,851	3,081	-20.0%
Policyholder assessments	(3)	(3)	(3)	(3)	(4)	-33.3%	(8)	(13)	-62.5%
Change in market value and reinvestment	213	247	288	325	375	76.1%	690	1,235	79.0%
Change in fair value of embedded derivative instruments and other	1,479	1,538	304	431	200	-86.5%	2,870	2,474	-13.8%
Balance as of end-of-period, gross	$27,533	$30,100	$31,633	$33,245	$34,310	24.6%	$27,533	$34,310	24.6%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Fixed Annuities
Balance as of beginning-of-period	$23,681	$25,355	$25,162	$25,837	$26,359	11.3%	$23,365	$25,355	8.5%
Gross deposits	2,432	973	1,673	1,017	563	-76.9%	5,130	4,226	-17.6%
Full surrenders and deaths	(878)	(1,213)	(1,020)	(949)	(873)	0.6%	(3,252)	(4,055)	-24.7%
Other contract benefits	(187)	(197)	(172)	(173)	(231)	-23.5%	(683)	(773)	-13.2%
Net flows	1,367	(437)	481	(105)	(541)	NM	1,195	(602)	NM
Policyholder assessments	(15)	(17)	(14)	(14)	(16)	-6.7%	(56)	(61)	-8.9%
Reinvested interest credited	172	183	199	211	209	21.5%	649	802	23.6%
Change in fair value of embedded derivative instruments
and other	150	78	9	430	(48)	NM	202	469	132.2%
Balance as of end-of-period, gross	25,355	25,162	25,837	26,359	25,963	2.4%	25,355	25,963	2.4%
Account balances reinsured	(15,019)	(14,948)	(15,586)	(16,010)	(15,611)	-3.9%	(15,019)	(15,611)	-3.9%
Balance as of end-of-period, net	$10,336	$10,214	$10,251	$10,349	$10,352	0.2%	$10,336	$10,352	0.2%

Total
Balance as of beginning-of-period	$155,644	$167,851	$174,747	$175,460	$181,172	16.4%	$151,122	$167,851	11.1%
Gross deposits	4,359	2,849	3,823	3,383	3,692	-15.3%	12,820	13,748	7.2%
Full surrenders and deaths	(2,695)	(3,470)	(3,461)	(3,657)	(3,729)	-38.4%	(9,946)	(14,318)	-44.0%
Other contract benefits	(1,379)	(1,372)	(1,316)	(1,363)	(1,854)	-34.4%	(4,908)	(5,905)	-20.3%
Net flows	285	(1,993)	(954)	(1,637)	(1,891)	NM	(2,034)	(6,475)	NM
Policyholder assessments	(642)	(664)	(667)	(683)	(686)	-6.9%	(2,568)	(2,701)	-5.2%
Change in market value, reinvestment and interest credited	10,935	7,937	2,021	7,171	480	-95.6%	18,259	17,609	-3.6%
Change in fair value of embedded derivative instruments
and other	1,629	1,616	313	861	152	-90.7%	3,072	2,943	-4.2%
Balance as of end-of-period, gross	167,851	174,747	175,460	181,172	179,227	6.8%	167,851	179,227	6.8%
Account balances reinsured	(15,025)	(14,954)	(15,591)	(16,015)	(15,616)	-3.9%	(15,025)	(15,616)	-3.9%
Balance as of end-of-period, net	$152,826	$159,793	$159,869	$165,157	$163,611	7.1%	$152,826	$163,611	7.1%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
General Account
Balance as of beginning-of-period	$37,217	$37,180	$37,006	$36,848	$36,692	-1.4%	$37,694	$37,180	-1.4%
Gross deposits	1,006	850	893	899	977	-2.9%	3,755	3,619	-3.6%
Withdrawals and deaths	(359)	(364)	(389)	(369)	(342)	4.7%	(1,454)	(1,464)	-0.7%
Net flows	647	486	504	530	635	-1.9%	2,301	2,155	-6.3%
Transfers between general and separate accounts	7	38	74	30	53	NM	97	196	102.1%
Policyholder assessments	(1,140)	(1,124)	(1,130)	(1,129)	(1,137)	0.3%	(4,512)	(4,522)	-0.2%
Reinvested interest credited	366	365	368	375	365	-0.3%	1,479	1,474	-0.3%
Change in fair value of embedded derivative instruments
and other	83	61	26	38	(9)	NM	121	116	-4.1%
Balance as of end-of-period, gross	37,180	37,006	36,848	36,692	36,599	-1.6%	37,180	36,599	-1.6%
Account balances reinsured	(15,777)	(15,607)	(15,467)	(15,301)	(15,147)	4.0%	(15,777)	(15,147)	4.0%
Balance as of end-of-period, net	$21,403	$21,399	$21,381	$21,391	$21,452	0.2%	$21,403	$21,452	0.2%

Separate Account
Balance as of beginning-of-period	$22,642	$25,150	$27,007	$27,381	$28,921	27.7%	20,920	$25,150	20.2%
Gross deposits	452	358	337	363	425	-6.0%	1,630	1,483	-9.0%
Withdrawals and deaths	(86)	(103)	(90)	(155)	(130)	-51.2%	(313)	(477)	-52.4%
Net flows	366	255	247	208	295	-19.4%	1,317	1,006	-23.6%
Transfers between general and separate accounts	(7)	(37)	(76)	(30)	(53)	NM	(96)	(196)	NM
Policyholder assessments	(250)	(246)	(247)	(248)	(253)	-1.2%	(964)	(995)	-3.2%
Change in market value and reinvestment	2,399	1,885	450	1,610	(69)	NM	3,973	3,876	-2.4%
Balance as of end-of-period, gross	25,150	27,007	27,381	28,921	28,841	14.7%	25,150	28,841	14.7%
Account balances reinsured	(5,062)	(5,338)	(5,371)	(5,593)	(5,521)	-9.1%	(5,062)	(5,521)	-9.1%
Balance as of end-of-period, net	$20,088	$21,669	$22,010	$23,328	$23,320	16.1%	$20,088	$23,320	16.1%

Total
Balance as of beginning-of-period	$59,859	$62,330	$64,013	$64,229	$65,613	9.6%	$58,614	$62,330	6.3%
Gross deposits	1,458	1,208	1,230	1,262	1,402	-3.8%	5,385	5,102	-5.3%
Withdrawals and deaths	(445)	(467)	(479)	(524)	(472)	-6.1%	(1,767)	(1,941)	-9.8%
Net flows	1,013	741	751	738	930	-8.2%	3,618	3,161	-12.6%
Transfers between general and separate accounts	—	1	(2)	—	—	0.0%	1	—	-100.0%
Policyholder assessments	(1,390)	(1,370)	(1,377)	(1,377)	(1,390)	0.0%	(5,476)	(5,517)	-0.7%
Change in market value and reinvestment	2,765	2,250	818	1,985	296	-89.3%	5,452	5,350	-1.9%
Change in fair value of embedded derivative instruments
and other	83	61	26	38	(9)	NM	121	116	-4.1%
Balance as of end-of-period, gross	62,330	64,013	64,229	65,613	65,440	5.0%	62,330	65,440	5.0%
Account balances reinsured	(20,839)	(20,945)	(20,838)	(20,894)	(20,668)	0.8%	(20,839)	(20,668)	0.8%
Balance as of end-of-period, net	$41,491	$43,068	$43,391	$44,719	$44,772	7.9%	$41,491	$44,772	7.9%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
General Account
Balance as of beginning-of-period	$24,099	$23,784	$23,586	$23,598	$23,727	-1.5%	$25,138	$23,784	-5.4%
Gross deposits	750	790	846	944	826	10.1%	2,776	3,407	22.7%
Withdrawals	(1,233)	(1,203)	(1,072)	(1,095)	(1,125)	8.8%	(4,494)	(4,495)	0.0%
Net flows	(483)	(413)	(226)	(151)	(299)	38.1%	(1,718)	(1,088)	36.7%
Transfers between fixed and variable accounts	2	50	69	110	22	NM	(295)	251	185.1%
Policyholder assessments	(3)	(3)	(3)	(4)	(4)	-33.3%	(14)	(14)	0.0%
Reinvested interest credited	169	168	172	174	173	2.4%	673	686	1.9%
Balance as of end-of-period	$23,784	$23,586	$23,598	$23,727	$23,619	-0.7%	$23,784	$23,619	-0.7%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$69,834	$77,201	$83,226	$84,274	$90,069	29.0%	$63,592	$77,201	21.4%
Gross deposits	2,222	3,012	2,436	3,236	2,647	19.1%	9,002	11,331	25.9%
Withdrawals	(2,071)	(2,208)	(2,407)	(2,434)	(3,080)	-48.7%	(7,152)	(10,131)	-41.7%
Net flows	151	804	29	802	(433)	NM	1,850	1,200	-35.1%
Transfers between fixed and variable accounts	(10)	(34)	(69)	(106)	(19)	-90.0%	295	(227)	NM
Policyholder assessments	(62)	(64)	(66)	(70)	(72)	-16.1%	(239)	(274)	-14.6%
Change in market value and reinvestment	7,288	5,319	1,154	5,169	(583)	NM	11,703	11,062	-5.5%
Balance as of end-of-period	$77,201	$83,226	$84,274	$90,069	$88,962	15.2%	$77,201	$88,962	15.2%

Total
Balance as of beginning-of-period	$93,933	$100,985	$106,812	$107,872	$113,796	21.1%	$88,730	$100,985	13.8%
Gross deposits	2,972	3,802	3,282	4,180	3,473	16.9%	11,778	14,738	25.1%
Withdrawals	(3,304)	(3,411)	(3,479)	(3,529)	(4,205)	-27.3%	(11,646)	(14,626)	-25.6%
Net flows	(332)	391	(197)	651	(732)	NM	132	112	-15.2%
Transfers between fixed and variable accounts	(8)	16	—	4	3	137.5%	—	24	NM
Policyholder assessments	(65)	(67)	(69)	(74)	(76)	-16.9%	(253)	(288)	-13.8%
Change in market value and reinvestment	7,457	5,487	1,326	5,343	(410)	NM	12,376	11,748	-5.1%
Balance as of end-of-period	$100,985	$106,812	$107,872	$113,796	$112,581	11.5%	$100,985	$112,581	11.5%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 12/31/23		As of 12/31/24
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$13,510	15.2%	$12,728	14.6%
Basic industry	2,986	3.3%	2,840	3.3%
Capital goods	5,568	6.2%	5,490	6.3%
Communications	3,110	3.5%	2,798	3.2%
Consumer cyclical	5,268	5.8%	5,408	6.2%
Consumer non-cyclical	13,458	15.1%	12,485	14.4%
Energy	2,776	3.1%	2,472	2.8%
Technology	4,376	4.9%	3,882	4.5%
Transportation	3,233	3.6%	3,124	3.6%
Industrial other	2,107	2.4%	2,183	2.5%
Utilities	11,613	13.0%	11,194	12.9%
Government-related entities	1,278	1.4%	1,170	1.3%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,505	1.7%	1,608	1.8%
Non-agency backed	332	0.4%	328	0.4%
Commercial mortgage-backed securities ("CMBS")	1,546	1.7%	1,724	2.0%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,325	9.3%	8,189	9.4%
Other ABS	4,220	4.7%	5,864	6.7%
Municipals	2,973	3.3%	2,647	3.0%
United States and foreign government	730	1.1%	711	0.8%
Hybrid & redeemable preferred securities	237	0.3%	235	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	89,151	100.0%	87,080	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	626		511
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	275		264
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	90,052		87,855
Modified coinsurance and funds withheld investments	10,215		11,992
Total fixed maturity AFS, trading and equity securities	$100,267		$99,847

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 24 and page 25 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 12/31/23		As of 12/31/24
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$51,738	58.0%	$51,922	59.6%
NAIC 2 (BBB)	34,475	38.7%	32,198	37.0%
Total investment grade	86,213	96.7%	84,120	96.6%

NAIC 3 (BB)	1,090	1.2%	907	1.1%
NAIC 4 (B)	1,760	2.0%	1,857	2.1%
NAIC 5 (CCC and lower)	86	0.1%	109	0.1%
NAIC 6 (in or near default)	2	0.0%	87	0.1%
Total below investment grade	2,938	3.3%	2,960	3.4%
Total	$89,151	100.0%	$87,080	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,687	80.4%	$13,450	77.2%
CM2 (BBB)	3,248	19.1%	3,873	22.2%
CM3-7 (BB and lower) (3)	84	0.5%	99	0.6%
Total	$17,019	100.0%	$17,422	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$65,425	61.6%	$65,372	62.6%
BBB	37,723	35.5%	36,071	34.5%
BB and lower	3,022	2.9%	3,059	2.9%
Total	$106,170	100.0%	$104,502	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in "Other Investments" on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23 (1)	12/31/24	Change
Net Income
Net income (loss) available to common stockholders – diluted	$(1,246)	$1,191	$884	$(562)	$1,675	234%	$(835)	$3,187	NM
Less:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(82)	(91)	-11%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	3	—	—	—	NM	(1)	3	NM
Net income (loss)	(1,235)	1,222	895	(528)	1,686	237%	(752)	3,275	NM
Less:
Net annuity product features, pre-tax	(1,008)	1,450	252	(381)	1,187	218%	68	2,508	NM
Net life insurance product features, pre-tax	(225)	(130)	4	(125)	46	120%	(393)	(207)	47%
Credit loss-related adjustments, pre-tax	(27)	(1)	(34)	(88)	(28)	-4%	(80)	(152)	-90%
Investment gains (losses), pre-tax (2)	167	(81)	(230)	(105)	(67)	NM	(959)	(483)	50%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (3)	(776)	194	201	(446)	587	176%	(802)	535	167%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax (4)	—	—	584	(2)	—	NM	—	582	NM
Other items, pre-tax (5)(6)(7)(8)	(32)	(186)	(33)	(19)	(32)	0.0%	(55)	(270)	NM
Income tax benefit (expense) related to the above pre-tax items	403	(268)	(184)	246	(350)	NM	479	(553)	NM
Total adjustments	(1,498)	978	560	(920)	1,343	190%	(1,742)	1,960	213%
Adjusted income (loss) from operations	263	244	335	392	343	30%	990	1,315	33%
Add:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(82)	(91)	-11%
Adjusted income (loss) from operations available
to common stockholders	$252	$210	$324	$358	$332	32%	$908	$1,224	35%

(1)	The twelve month period ended December 31, 2023, has been recast to conform to the current period presentation. See page 1 for further information.
(2)	Includes intent to sell impairments during the second and third quarters of 2023 of certain fixed maturity AFS securities in an unrealized loss position, resulting from the
Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.
(3)	Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(4)	Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

(continued on following page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

(continued from the previous page)

(5)	For the third quarter of 2023, includes certain legal accruals of $(12) million; for the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries.
(6)	Includes severance expense related to initiatives to realign the workforce of $(3) million, $(3) million, $(49) million, $(7) million, $(16) million, and $(2) million in the first quarter of 2023, second quarter of 2023, first quarter of 2024, second quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.
(7)	Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(9) million, $(1) million, $(26) million, $(10) million, $(27) million, $(2) million, and $(1) million in the second quarter of 2023, third quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.
(8)	Includes deferred compensation mark-to-market adjustment of $12 million, $(8) million, $1 million, $(6) million, $(13) million, $1 million, $(1) million, and $(2) million in the first quarter of 2023, second quarter of 2023, third quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Revenues
Total revenues	$700	$4,116	$5,153	$4,111	$5,063	NM	$11,645	$18,442	58.4%
Less:
Revenue adjustments from annuity
and life insurance product features	(631)	(580)	105	149	(57)	91.0%	(2,541)	(382)	85.0%
Credit loss-related adjustments	(27)	(1)	(34)	(88)	(28)	-3.7%	(80)	(152)	-90.0%
Investment gains (losses) (1)	167	(81)	(230)	(105)	(67)	NM	(959)	(483)	49.6%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (2)	(776)	194	201	(446)	587	175.6%	(802)	535	166.7%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses (3)	—	—	584	(2)	—	NM	—	582	NM
Adjusted operating revenues	$1,967	$4,584	$4,527	$4,603	$4,628	135.3%	$16,027	$18,342	14.4%

(1) Includes intent to sell impairments during the second and third quarters of 2023 of certain fixed maturity AFS securities in an unrealized loss position, resulting from the
Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.
(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended

Earnings (Loss) Per Common Share – Diluted	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23 (1)	12/31/24	Change
Net income (loss)	$(7.35)	$6.93	$5.11	$(3.29)	$9.63	231.0%	$(4.92)	$18.41	NM
Less:
Net annuity product features, pre-tax	(5.96)	8.43	1.46	(2.23)	6.83	214.6%	0.38	14.49	NM
Net life insurance product features, pre-tax	(1.33)	(0.75)	0.02	(0.73)	0.27	120.3%	(2.32)	(1.18)	49.1%
Credit loss-related adjustments, pre-tax	(0.15)	—	(0.20)	(0.53)	(0.16)	-6.7%	(0.47)	(0.88)	-87.2%
Investment gains (losses), pre-tax	0.98	(0.47)	(1.33)	(0.61)	(0.38)	NM	(5.65)	(2.78)	50.8%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	(4.57)	1.13	1.16	(2.61)	3.37	173.7%	(4.72)	3.09	165.5%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax	—	—	3.38	(0.01)	—	NM	—	3.36	NM
Other items, pre-tax (2)(3)(4)(5)	(0.18)	(1.08)	(0.19)	(0.11)	(0.19)	-5.6%	(0.32)	(1.57)	NM
Income tax benefit (expense) related
to the above pre-tax items	2.37	(1.55)	(1.06)	1.44	(2.02)	NM	2.83	(3.19)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (6)	0.02	—	—	0.04	—	-100.0%	0.03	—	-100.0%
Adjusted income (loss) from operations	$1.47	$1.22	$1.87	$2.06	$1.91	29.9%	$5.32	$7.07	32.9%

(1)	The twelve month period ended December 31, 2023 has been recast to conform to the current period presentation. See page 1 for further information.
(2)	For the third quarter of 2023, includes certain legal accruals of $(0.08); for the first quarter of 2024, includes certain legal accruals of $(0.65) primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(0.09) and regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries in the fourth quarter of 2024.
(3)	Includes severance expense related to initiatives to realign the workforce of $(0.02), $(0.02), $(0.29), $(0.04), $(0.09), and $(0.01) in the first quarter of 2023, second quarter of 2023, first quarter of 2024, second quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.
(4)	Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(0.05), $(0.14), $(0.06), $(0.15), $(0.01), and $(0.01) in the second quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.
(5)	Includes deferred compensation mark-to-market adjustment of $0.07, $(0.05), $0.01, $(0.04), $(0.08), $(0.01), and $(0.01) in the first quarter of 2023, second quarter of 2023, third quarter of 2023, fourth quarter of 2023, first quarter of 2024, third quarter of 2024, and fourth quarter of 2024, respectively.
(6)	In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss)
per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	Change	12/31/23	12/31/24	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$6,893	$7,546	$7,949	$9,013	$8,269	20.0%	$6,893	$8,269	20.0%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(3,476)	(3,951)	(4,369)	(2,682)	(5,036)	-44.9%	(3,476)	(5,036)	-44.9%
Stockholders’ equity, excluding AOCI and preferred stock	9,383	10,511	11,332	10,709	12,319	31.3%	9,383	12,319	31.3%
MRB-related impacts	1,083	2,575	2,673	2,147	3,165	192.2%	1,083	3,165	192.2%
GLB and GDB hedge instruments gains (losses)	(2,085)	(2,675)	(2,770)	(2,763)	(3,062)	-46.9%	(2,085)	(3,062)	-46.9%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(638)	(476)	(269)	(642)	(151)	76.3%	(638)	(151)	76.3%
Adjusted stockholders' equity	$11,023	$11,087	$11,698	$11,967	$12,367	12.2%	$11,023	$12,367	12.2%

Stockholders’ Equity, Average
Stockholders' equity	$5,046	$7,219	$7,747	$8,481	$8,641	71.2%	$5,437	$8,022	47.5%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(5,979)	(3,714)	(4,160)	(3,526)	(3,860)	35.4%	(5,563)	(3,815)	31.4%
Stockholders’ equity, excluding AOCI and preferred stock	10,039	9,947	10,921	11,021	11,515	14.7%	10,014	10,851	8.4%
MRB-related impacts	1,314	1,829	2,624	2,410	2,656	102.1%	257	2,380	NM
GLB and GDB hedge instruments gains (losses)	(1,857)	(2,380)	(2,723)	(2,767)	(2,913)	-56.9%	(1,155)	(2,695)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses)	(318)	(557)	(372)	(455)	(396)	-24.5%	(80)	(445)	NM
Adjusted average stockholders' equity	$10,900	$11,055	$11,392	$11,833	$12,168	11.6%	$10,992	$11,611	5.6%

Book Value Per Common Share
Book value per share	$34.81	$38.46	$40.78	$46.97	$42.60	22.4%	$34.81	$42.60	22.4%
Less:
AOCI	(20.49)	(23.17)	(25.59)	(15.70)	(29.46)	-43.8%	(20.49)	(29.46)	-43.8%
Book value per share, excluding AOCI	55.30	61.63	66.37	62.67	72.06	30.3%	55.30	72.06	30.3%
Less:
MRB-related gains (losses)	6.38	15.10	15.66	12.56	18.51	190.1%	6.38	18.51	190.1%
GLB and GDB hedge instruments gains (losses)	(12.29)	(15.69)	(16.22)	(16.17)	(17.91)	-45.7%	(12.29)	(17.91)	-45.7%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(3.76)	(2.79)	(1.58)	(3.76)	(0.88)	76.6%	(3.76)	(0.88)	76.6%
Adjusted book value per share	$64.97	$65.01	$68.51	$70.04	$72.34	11.3%	$64.97	$72.34	11.3%